EXHIBIT 10(i)

Schedule of Certain Executive Officers who are Parties to
Change in Control Severance Agreements,
which agreements are incorporated by reference to Exhibit 10(i) to the
Company's Quarterly Report on Form 10-Q/A
for the quarterly period ending June 28, 2003.

Form B of the Change in Control Severance Agreement

Hubert Davis, Jr.